EX-99.CERT 2
                                 CERTIFICATIONS

I, Lynne Gugenheim, certify that:

1. I have reviewed this report on Form N-Q of Continental Assurance Company Separate Account (B);

2. Based on my knowledge, neither this report nor the original report filed on November 16, 2007 contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report (July 1, 2007 through September 30, 2007);

3. Based on my knowledge, the schedule of investments included in the original report filed on November 16, 2007 fairly presents in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed (July 1, 2007 through September 30, 2007);

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the original report filed on November 16, 2007 was being prepared (July 1, 2007 through September 30, 2007);

(b) Designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in the original report filed on November 16, 2007 our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the original filing date of this report (November 16, 2007), based on such evaluation;
and

(d) Disclosed in this report and the original report filed on November 16, 2007 any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (July 1, 2007 through September 30, 2007) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: July 15, 2008

Continental Assurance Company Separate Account (B)


    /S/ Lynne Gugenheim
By: _______________________________________
    Lynne Gugenheim
    Secretary (Principal Executive Officer)





EX-99.CERT 2
                                 CERTIFICATIONS

I, D. Craig Mense, certify that:

1. I have reviewed this report on Form N-Q of Continental Assurance Company Separate Account (B);

2. Based on my knowledge, neither this report nor the original report filed on November 16, 2007 contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report (July 1, 2007 through September 30, 2007);

3. Based on my knowledge, the schedule of investments included in the original report filed on November 16, 2007 fairly presents in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed (July 1, 2007 through September 30, 2007);

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the original report filed on November 16, 2007 was being prepared (July 1, 2007 through September 30, 2007);

(b) Designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in the original report filed on November 16, 2007 our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the original filing date of this report (November 16, 2007), based on such evaluation;
and

(d) Disclosed in this report and the original report filed on November 16, 2007 any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (July 1, 2007 through September 30, 2007) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: July 15, 2008

Continental Assurance Company


      /S/ D. Craig Mense
By: ______________________________________
      D. Craig Mense
      Executive Vice President and Chief Financial Officer
      (Principal Financial and Accounting Officer)